Dated: June 13, 2017

Filed pursuant to Rule 497(a)

Registration File No. 333-218114

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NOT FOR DISTRIBUTION IN THE EUROPEAN ECONOMIC AREA, THE UNITED KINGDOM AND THE CANADIAN TERRITORIES OF NUNAVUT, NORTHWEST TERRITORIES AND YUKON.

The following pricing notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Pricing Notification – TCG BDC, Inc.

Issuer:	TCG BDC, Inc., a company that has elected to be regulated as a business development company, pursues an investment objective of generating current income and capital appreciation primarily through debt investments in U.S. middle market companies

Ticker Symbol (Exchange):	CGBD (NASDAQ Global Select Market)

Type of Offering:	Initial Public Offering of Common Stock

Price:	$18.50

Trade Date:	June 14, 2017

Settlement Date:	June 19, 2017

CUSIP No.:	872280 102

Size of Offering:	9,000,000 shares; $166.5 million

Use of Proceeds:	To pay down debt under the revolving credit facilities

Over-allotment Option:	15%

Common Stock Outstanding Post-Offering:	60,966,283 (without exercise of the over-allotment option and excluding 434,233 shares issued in association with the acquisition of NF Investment Corp. and excluding 5,132 shares issued pursuant to the divident reinvestment plan)

Joint Book-Running Managers:	BofA Merrill Lynch; Morgan Stanley; J.P. Morgan and Citigroup

Bookrunners:	Keefe, Bruyette & Woods, A Stifel Company and Wells Fargo Securities

Co-Managers:	HSBC and Mizuho Securities

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) and declared effective. The prospectus for this offering can be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the prospectus may be obtained from: BofA Merrill Lynch, NC1-004-03-43 200, North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Morgan Stanley, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, (866) 803-9204; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of TCG BDC, Inc. before investing. The preliminary prospectus, dated June 5, 2017, contains this and other information about TCG BDC, Inc. and should be read carefully before investing. The information in the preliminary prospectus and herein is not complete and may be changed.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the preliminary prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.